Exhibit 10.42

[Portions herein identified by [****] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission pursuant to Rule 24b-2 of theSecurities Exchange Act of 1934.]

AMENDMENT NO. 2 TO
EXCLUSIVE SALES AND DISTRIBUTION LICENSE

PARTIES

1.
PureDepth, Inc. a company incorporated under the laws of Delaware and having its principal place of business at 230 Twin Dolphin Drive, Suite D, Redwood City, California 94065 together with its subsidiaries PureDepth Limited and PureDepth Incorporated Limited (together referred to as “PureDepth”).

2.
SANYO Electric Co., Ltd. a company incorporated under the laws of Japan and having its head office at 5-5, Keihan-Hondori 2-Chome, Moriguchi City, Osaka 570-8677, Japan (into which SANYO Sales and Marketing Corporation was merged as of 1 April 2007) and SANYO Electric System Solutions Co., Ltd. a company incorporated under the laws of Japan and having its principal place of business at 180 Omori Anpachi-cho, Anpachi-gun, 503-0195, Gifu, Japan (together referred to as “Sanyo”).

INTRODUCTION

A.
PureDepth and Sanyo are parties to an Exclusive Sales and Distribution License dated 15 December 2005 (“Principal Agreement”) as varied by Amendment No. 1 dated on or around 26 April 2008 (“Amendment No. 1”) both agreements being referred to as the “Agreement”.

B.	The parties wish to amend the Agreement from 1 June 2009 (“Effective Date”) as set out below.

TERMS

1.	Amendments

1.1	From and including the Effective Date the Agreement is varied in accordance with this agreement.

1.2	Schedule 1 of the Principal Agreement is amended so that the definition of Term is as follows:

“Term” means the period starting on 1 January 2006 (“Commencement Date”) and ending on [****].

Clause 2 of Amendment No. 1 is deleted.

1.3	Clause 2.1 of the Principal Agreement is deleted and replaced by the following clause:

2.1
For the Term, but subject to clause 2.3 and the payment of the agreed sums by Sanyo to PureDepth under the terms of this Agreement, PureDepth grants to Sanyo a non-exclusive right and license under all the Patent Rights, Copyright and Trade Marks to manufacture to PureDepth‘s standard specifications and Trade Marks, sell and/or distribute the Products only within the Market.

1.4	Clause 2 of the Principal Agreement is amended by inserting after clause 2.1 a new clause 2.1A as follows:

2.1A	Notwithstanding clause 2.1:

(a)	PureDepth grants to Sanyo an exclusive right and license under all the Patent Rights, Copyright and Trade Marks to sell and distribute the Product in the Market to[****];

(b)	PureDepth will not approach the Specified Customers in relation to potential sales of the Product to them within the Market during the Term.

(c)	The royalty rate applicable to [****] will [****] ..

(d)	PureDepth will not grant the right to any other party to sell or distribute product incorporating the Product to be launched into the Market prior to 31 August 2009.

(e)	PureDepth will notify Sanyo prior to [****].

(f)
PureDepth acknowledges that Sanyo has a preferred manufacturer position with PureDepth in as much as PureDepth will encourage New Licensees to utilize Sanyo’s manufacturing expertise in the MLD technology under the reasonable conditions of use.

1.5	Clause 5.2 of the Principal Agreement is deleted.

1.6	Clause 6 of the Principal Agreement is amended by inserting a new clause 6.4 as follows:

6.4
Sanyo will notify PureDepth prior to entering into an agreement with a customer of Sanyo far the supply of the Product or the Sanyo Product.  Puredepth will ask .for and Sanyo will promptly provide explanation concerning that agreement insofar as it relates to Sanyo’s obligations under this Agreement.

1.7	Schedule 1 of the Principal Agreement is amended by inserting at the end of Schedule 1 the following:

Royalty Rates

For the portion of the Term to 31 May 2009 the royalty for each unit of Product sold by Sanyo itself or incorporated into the Sanyo Product is to be calculated at the rate set out in the annexure to this Agreement being, in relation to Products or Sanyo Products manufactured by Sanyo:

	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

For the portion of the Term from 1 June 2009 the royalty for each unit of Product sold by Sanyo itself or incorporated into the Sanyo Product, will, except as otherwise agreed in writing between the parties, be:

[****]	[****]
[****]	[****]
[****]	[****]

These [****] apply to units sold [****], to total units of Product and Sanyo Product sold .commencing 1 June 2009.  Where Sanyo enters into a supply contract with a customer during the portion of the Term from 1 June 2009, PureDepth agrees that [****].

If Sanyo renews any contract with any of its customers, [****].

If Sanyo is negotiating with a major customer or potential major customer for the sale of Product or Sanyo Product, Sanyo [****].

2.	General

2.1
Except as expressly varied by this agreement, in all other respects the Agreement is confirmed.  The variations in this agreement are without prejudice to rights and obligations accrued prior to the Effective Date.

2.2	Each party will do all things and execute all documents reasonably required in order to give effect to the provisions and intent of this agreement.

2.3
This agreement is executed and interpreted in the English language only.  No translation of this agreement into any language will be of any force or effect in the interpretation of this agreement or in a determination of the intent of any of the parties to this agreement.

2.4	SANYO Electric System Solutions Co., Ltd., hereby guarantees the performance and compliance with the rights and obligations under this agreement on behalf of SANYO Electric Co., Ltd.

SIGNED:

SIGNED by PureDepth, Inc.	)
	)	/s/ Andy L. Wood
Chief Executive Officer May 29, 2009

SIGNED by SANYO Electric	)
System Solutions Co., Ltd	)	/s/ Tsutomu Fujita, Director May 28, 2009